TECHNOLOGY | INNOVATION | SOLUTIONS Investor/Analyst Day September 17, 2014

TECHNOLOGY | INNOVATION | SOLUTIONS 2 Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2014. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating income (loss) from continuing operations, adjusted net income (loss), adjusted net income (loss) per share from continuing operations and adjusted cash flow from continuing operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the table on slide 35 for reconciliations of adjusted operating income (loss) from continuing operations and adjusted net income (loss) from continuing operations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS 3 Today’s Agenda Executive Summary Market Overview Products & Technology Financial Overview

4 Executive Summary

TECHNOLOGY | INNOVATION | SOLUTIONS 5 Transformation to a Pure-Play, Vertical-Specific Hospitality Software Provider Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 James Dennedy appointed as CEO 2011 Divested Technology Solutions Group (“TSG”) Acquired WMS Solution Divested Retail Solutions Group (“RSG”) Divested United Kingdom business entity Acquisition Acquired assets of 2009 Yesterday (FY 2009) Positioning Diversified portfolio of businesses including IT VAR, Retail Systems Group, and hospitality software; ticket and folio management Revenue $730.7M Gross Margin 27% 2009 2010 2011 2012 2013 2014 Private beta Payment gateway partnership established with FreedomPay 2015 Today (FY 2014) Positioning Market leading software- enabled hospitality solutions provider; focus on business optimization and analytics Revenue $101.3M Gross Margin 63% Corporate Event Divestiture

TECHNOLOGY | INNOVATION | SOLUTIONS 6 Premier Hospitality Software Solutions Provider  Agilysys is a leading pure-play provider of software-enabled solutions for the hospitality industry  Offering includes a full suite of hospitality products, including point- of-sale (POS) and property management systems (PMS)  Investing more than $30M through FY15 in product development to build next-generation SaaS platform and application suite, rGuest; expands addressable market opportunity to $12B+  Agilysys’ solutions drive substantial customer benefits including increased revenue, reduced cost, enhanced guest experiences, and improved morale  Base of 3,000+ customers with 95% retention rate  Significant growth opportunities through cross-selling, next-gen SaaS product rollout, new market penetration and international expansion  490+ employees; corporate services in Alpharetta, Georgia (1) Fiscal year end March 31 53% Recurring Revenue in FY2014(1) 80% Recurring Revenue Gross Margins 95%+ Renewal Rate in FY2014 $12B+ Market Opportunity 10+ Year Average Customer Relationship

TECHNOLOGY | INNOVATION | SOLUTIONS 7 Building Lasting Connections Transforming the guest experience by improving quality of service through technology Team Customers / Guests Community Investors Connecting Our customers with their guests Our customers with our team Our team with their communities Lasting Connections

TECHNOLOGY | INNOVATION | SOLUTIONS 8 Agilysys Solution Value: Service Management  Process efficiency  Staff performance  Service quality  Inventory, waste prevention  Loss prevention  Increase revenue & guest satisfaction  Identify new products/services  Analyze consumer behavior (Big Data)  Improve speed, convenience, quality  Proactively manage & monitor “Opinion” and social reputation  Mobility  Manage service life-cycle (Meal service vs. check; Lodging service vs. folio)  Fundamental for other high-value analysis Consumer Analytics Service Lifecycle – customer for life Business Optimization Customer Engagement

TECHNOLOGY | INNOVATION | SOLUTIONS 9 Guest Lifecycle Driving Vision Current offering Future offering Staff Order Pay Order Staff Restaurant Analyze Procure Spa Order Pay Arrive Experience Reserve Analyze Procure Experience Arrive Pre-Visit Reserve Discover Book Staff Procure Order Pay Order Pay Casino Front Desk Back Office Gift Shop Staff Suggest Suggest Suggest Guest Lifecycle Pay Suggest Order Market Pay Market Discover Book / Reserve Arrive Analyze Procure Staff Experience

10 Market Overview

TECHNOLOGY | INNOVATION | SOLUTIONS 11 Large and Underpenetrated Market • Agilysys’ product suite in FY 2014 addressed $4B in annual spend(1) • Agilysys has been expanding its product offerings, including SaaS, analytics and mobile, to address a $12B+ market opportunity(1) • Expanded market opportunity is projected to grow 8.1% through 2016 to $15.4B(1) $12B+ Market Opportunity $4B Addressed Market (1) Commissioned IHL and STR Study, 2013.

TECHNOLOGY | INNOVATION | SOLUTIONS 12 Capitalizing on Market Trends Guest Recruitment, Increase Sales Optimize Operations, Reduce Costs Targeted Services, Happier Guests Wallet Share Growth, Improved Profitability

TECHNOLOGY | INNOVATION | SOLUTIONS 13 Agilysys’ Go-to-Market Growth Strategy Realigned Go-to-Market strategy focused on key initiatives across four verticals Cross Selling / Up-Sell Opportunities Domestic strategy International strategy Gaming Hotels, Resorts and Cruiselines Food Service Management Restaurants, Universities, Stadia, and Healthcare Net New Logo Wins Conversion from On-Premise to Hosted Pre-Sell SaaS (True Cloud in rGuest) Global Account Management Reseller Community

TECHNOLOGY | INNOVATION | SOLUTIONS 14 International Presence and Growth Despite global presence, there is still room for tremendous international growth International revenues represent approximately 5% of revenue composition, reflecting a large growth opportunity Seattle Las Vegas Santa Barbara Eden Prairie Alpharetta Singapore Hong Kong Principal Location Malaysia Country with Installation Reseller

15 Products & Technology

TECHNOLOGY | INNOVATION | SOLUTIONS 16 Technology and Development Overview Maintain Current Strengths Open Standards Engineering and Product Efficiencies Elasticity and Efficiency Multi-Tenant SaaS Enablement New UX Paradigms

TECHNOLOGY | INNOVATION | SOLUTIONS 17 Key Differentiators The best hospitality knowledge coupled with the best technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 8,000 room property (PMS) on a single instance Scalability Scalability High levels of customer service and satisfaction leads to industry-leading average customer life of over ten years Customer Engagement Scalability Successfully running mission critical operations for high profile accounts Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service product suite supports customers’ business operations Integrated Suite

TECHNOLOGY | INNOVATION | SOLUTIONS 18 Key In-Market Product Offerings Workforce Management (Staff) 3% of Revenue Property Management (Book, Arrive, Order) 24% of Revenue Point-of-Sale (Order) 59% of Revenue Inventory & Procurement (Procure) 10% of Revenue Document Management (Order, Procure) 4% of Revenue Note: Revenue contribution figures represent percentage of TTM for the twelve months ended June 30, 2014.

TECHNOLOGY | INNOVATION | SOLUTIONS 19 Product Vision Agilysys’ Unified Platform for Delivering its Next Generation Offerings Promote Staff Survey Promote Supply Seat Reserve Seat Stay Buy Stay Upsell Profile Analyze NextGen Offering Today’s Offering Guest Lifecycle Pay Suggest Order Market Discover Book / Reserve Arrive Analyze Procure Staff Experience Current offering Future offering Pay

TECHNOLOGY | INNOVATION | SOLUTIONS 20 Insight Mobile Manager (IMM) v1.x for LMS & Visual One Agilysys Analytics 2.0+ rGuest Stay (PMS) Expected GA Release End of Calendar Year rGuest Supply (I&P) rGuest Buy (POS) Initial Release Planned for March 2015 rGuest Pay rGuest Seat

TECHNOLOGY | INNOVATION | SOLUTIONS 21 Recently Released rGuest Product Offerings  SaaS-based Reservations & Table Management solution  Leverage comprehensive guest data  Drive operational efficiency  PCI-certified P2PE gateway gets merchant out of PCI scope  Card data protection  Differentiated pricing model  Single solution for AGYS and non- AGYS products  Offers loyalty engine, stored value solution & mobile payments

TECHNOLOGY | INNOVATION | SOLUTIONS 22 Hospitality Analytics Vision Integrated Guest Experience Point-of-Sale Data Property Management Data Inventory and Procurement Data Workforce Management Data

TECHNOLOGY | INNOVATION | SOLUTIONS 23 Product Demo

TECHNOLOGY | INNOVATION | SOLUTIONS 24 Next-Gen Property Management SaaS-based property management system Low Cost of Ownership  Guest centric property management system enables a superior guest experience  rGuest Stay achieves an industry leading level of product integration allowing users to take advantage of analytics and reporting Built to Customer Specifications  rGuest was developed with internal and customer advisory boards to ensure customer satisfaction  Designed to be easy to learn and use Integrated App Capabilities  The modern user interface enables the use of rGuest from any computer or tablet with an internet connection  Gather and analyze data more intelligently through the integration of Agilysys and other branded apps Features Benefits Group room block management Guest service management Room inventory Upselling during check-in Flexible rate management Guest, company and travel agent profile management Accounts receivable Folio management and charge routing Integrated credit card processing with P2PE technology Housekeeping

TECHNOLOGY | INNOVATION | SOLUTIONS 25 Product Demo

26 Financial Overview

TECHNOLOGY | INNOVATION | SOLUTIONS 27 Agilysys Solution Value – Service Management Industry Leading Gross Margin Profile  Strategic shift to higher margin software offerings has led to improved margins  Large installed base and growing SaaS-based offerings to drive long term gross margin profile of over 60% Robust Recurring Revenue Model  Recurring revenue comprised 53% of revenues in FY 2014  Customer Retention rates of over 95%  Long-term customer relationships, averaging over 10 years Accelerated Growth Through Significant Investments in Technology  Significant investment in technology to enhance guest experiences is generating incremental revenue  Next generation products create substantial cross-sell and up-sell opportunities  Growth rate of 8% in FY2014 Strong Balance Sheet  $162 million in net operating losses  $88.0 million of cash as of Q1 FY 2015  Year-over-year normalized deferred revenue growth of 19% to $29.4M in Q1 FY 2015 Significant Operating Leverage  Product development spend (25% of FY 2014 revenue) demonstrates the Company’s investment in building out its product roadmap to capture increasing share of customer wallet  Operating expenses have fallen from 77% to 59% of revenue from FY 2012 to FY 2014  Initiatives in place will continue driving operating efficiencies (e.g., ERP conversion, data center move)

TECHNOLOGY | INNOVATION | SOLUTIONS 28 Historical Financial Results All numbers in thousands, except per share data (1) All historical numbers are unaudited and reflect the sale of RSG and UK entity (2) Non-GAAP measure, see reconciliation on slide 35 (3) TTM for the twelve month period ended June 30, 2014 $82,051 $94,008 $101,261 $101,307 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 FY12 FY13 FY14 TTM(3) Revenue(1) ($0.67) ($0.06) $0.19 $0.10 ($1.00) ($0.80) ($0.60) ($0.40) ($0.20) $0.00 $0.20 $0.40 FY12 FY13 FY14 TTM(3) Adjusted EPS(2) ($13,878) ($1,106) $4,064 $1,930 ($20,000) ($15,000) ($10,000) ($5,000) $0 $5,000 $10,000 FY12 FY13 FY14 TTM(3) AOI(2) ($37,493) ($6,214) ($2,895) ($5,913) ($50,000) ($40,000) ($30,000) ($20,000) ($10,000) $0 FY12 FY13 FY14 TTM(3) Loss from Continuing Operations(1)

TECHNOLOGY | INNOVATION | SOLUTIONS 29 Recurring Revenue Growth Agilysys’ pure-play software business model is driving robust recurring revenue  Reported revenue growth of +8% in FY14  53% recurring revenue in FY2014 with high retention rates  Shift to SaaS / PaaS business model will increase recurring revenue  Opportunity to sell new SaaS / PaaS products into existing customer base and into new customers and markets Revenue by Vertical (1) Restaurants, universities, stadia, and healthcare (2) TTM for the twelve month period ended June 30, 2014 47% 52% 55% 54% 27% 24% 21% 21% 16% 14% 14% 15% 10% 10% 10% 10% 0% 20% 40% 60% 80% 100% FY2012 FY2013 FY2014 TTM Gaming Hotels, Resorts & Cruiselines Food Service Management RUSH (2) ($ in millions) $82.1 $94.0 $101.3 $101.3 Revenue by Type (2) $45.4 $49.1 $53.2 $54.1 $36.7 $44.9 $48.1 $47.2 - $20 $40 $60 $80 $100 $120 FY2012 FY2013 FY2014 TTM Recurring Non-Recurring (1)

TECHNOLOGY | INNOVATION | SOLUTIONS 30 Strong Balance Sheet Consolidated Balance Sheet (unaudited) in thousands June 30, 2014 March 31, 2014 Cash, cash equivalents and marketable securities $87,998 $99,566 Other current assets 26,858 30,288 Long-term assets 63,834 61,041 Total assets $178,690 $190,895 Current liabilities $38,999 $48,143 Other liabilities 8,702 9,879 Total liabilities $47,701 $58,022 Shareholders’ equity 130,989 132,873 Total liabilities and shareholders’ equity $178,690 $190,895 Cash and liquid investments of approximately $88 million Fully valued federal net operating losses of approximately $162M

TECHNOLOGY | INNOVATION | SOLUTIONS 31 M&A Strategy • Focus is on software enabled solutions for hospitality markets that support the guest lifecycle and next generation rGuest product vision • Keys to success for M&A • Talent – management capacity and industry-leading talent • Technology – extend our solutions and expand our offerings • Markets – greater share from current and expand to new markets • Recent example of M&A success • City Eats  rGuest Seat • Cloud based table, reservation and waitlist management platform • Key component of guest lifecycle • Integrates seamlessly with existing Agilysys solution – POS • Expands addressable market in Restaurant Sector

TECHNOLOGY | INNOVATION | SOLUTIONS 32 Business Outlook – FY 15 • Revenue growth in-line with, or slightly above overall industry rate • Generate break even to slightly positive adjusted operating income • Invest the balance sheet in products and markets • Organic product innovation and next-generation solutions • Strategic M&A

TECHNOLOGY | INNOVATION | SOLUTIONS 33 Investment Highlights Focused Business with Significant Room for Growth  $4B in annual industry spend for current product portfolio,  Gain share, expand product capabilities through focused investments, acquisitions  Support growth with world-class customer service and high client engagement Growing Recurring Revenue Business  Ability to leverage large installed base  Growing SaaS-based product offerings  Over 54% of revenue in TTM(1) revenue; 95%+ renewal rate Large Untapped International Opportunities  Europe and Asia infrastructure in place  Expanding reseller community  International revenues currently make up approximately 5% of revenue Strong Industry Demand and Upsell Opportunities  Strong relationships with industry leading brands  3,000+ customers  Two thirds of current customers have only one of our software titles Products that Drive Performance  Customer and market driven technology delivery  Guest centric business intelligence & reporting  New innovation Strong Financial Model with Upside  Recurring revenue growth and margin expansion  Fully valued federal net operating losses of approximately $162M  Balance sheet (approximately $88M in cash, no debt) to support growth (1) TTM for the twelve month period ended June 30, 2014

34 APPENDIX

TECHNOLOGY | INNOVATION | SOLUTIONS 35 Non-GAAP Reconciliation 2012 2013 2014 TTM* Operating loss (45,840)$ (9,307)$ (6,188)$ (9,776)$ Share-based compensation expense 2,397 1,638 2,119 2,120 Amortization of intangibles 3,585 3,284 6,414 7,403 Asset impairments and related charges 9,681 120 327 327 Impact from revision to prior period financial statements 1,052 - - - Restructuring, severance and other charges 15,247 3,159 1,392 1,855 Adjusted operating (loss) income from continuing operations (a) (13,878) (1,106) 4,064 1,930 Other (income) expenses, net 834 25 (802) (907) Redemption of company owned life insurance policy - - 520 520 Cash income tax (b) 264 105 60 39 Adjusted (loss) income from continuing operations (a) (14,976)$ (1,236)$ 4,286$ 2,277$ Weighted average shares outstanding: Basic and diluted 22,432 21,880 22,135 22,300 Adjusted (loss) income per share from continuing operations (a): Basic and diluted (0.67)$ (0.06)$ 0.19$ 0.10$ (a) Non-GAAP financial measure (b) Taxes calculated based upon our estimated cash tax payments *TTM for the twelve month period ended June 30, 2014 (In thousands, except per share data) AGILYSYS, INC. RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS (UNAUDITED)